                                                                   EXHIBIT 10.72

                 AMENDMENT NO. 1 TO INVESTOR RIGHTS AGREEMENT

          THIS AMENDMENT NO. 1, dated as of December 8, 1998 ("Amendment"), to Investor Rights Agreement dated as of November 20, 1998 (the "Investor Rights Agreement"), is entered into by and among Intellisys Group, Inc., a Delaware corporation (the "Company"), Donald J. Esters, the Esters Family Partnership,
                  -------
John Bohle, Frank Perna, E*Capital Corporation, a California corporation, John
P. Feighner and Anne C. Feighner as Trustees of the Feighner Family Trust, DenMat Corp., a Delaware corporation, Edward W. Wedbush, National Financial Associates, and Michael Dennis (collectively, the "Common Holders"), Continental
                                                   --------------
Far East and Advanced Communications Equipment (collectively, the "Passive
                                                                   -------
Holders"), and Weston Presidio Capital III, L.P. and WPC Entrepreneur Fund, L.P.
-------
(collectively, the "Investor"). Capitalized terms used but not otherwise
                    --------
defined herein shall have the meanings ascribed to them in the Investor Rights Agreement.

          WHEREAS, the Company, the Common Holders, the Passive Holders and the Investor previously entered into the Investor Rights Agreement; and

          WHEREAS, the Company, the Common Holders, the Passive Holders and the Investor desire to amend the Investor Rights Agreement for the purposes of modifying Section 16.

          NOW, THEREFORE, in consideration of the foregoing premises and mutual agreements set forth in this Amendment, the parties hereby amend the Investor Rights Agreement as follows:

          1. Section 3.6 of the Investor Rights Agreement is hereby amended in its entirety to read as follows:

               3.6  Notwithstanding the foregoing, the provisions of this
     Section 3 shall also not apply to sales by the Stockholders who own less than two percent (2%) of the Equity Securities of the Company as calculated on an as-converted, fully-diluted basis or to the sale by Donald J. Esters of 172,500 shares of Common Stock provided such sale is consummated by February 28, 1999.

          2. Section 4.5 of the Investor Rights Agreement is hereby amended in its entirety to read as follows:

               4.5  Notwithstanding the foregoing, the provisions of this
     Section 4 shall also not apply to sales by the Stockholders who own less than two percent (2%) of the Equity Securities of the Company as calculated on an as-converted, fully-diluted basis or to the sale by Donald J. Esters of 172,500 shares of Common Stock provided such sale is consummated by February 28, 1999.

          3. Section 16 of the Investor Rights Agreement is hereby amended in its entirety to read as follows:

               16.  AMENDMENTS AND WAIVERS. Except as otherwise provided in
                    ----------------------
     Section 6.15, any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the holders of at least (i) a majority of the Common Stock issued or issuable upon conversion of the Series A Preferred Stock and (ii) if such amendment or waiver would adversely affect the rights of the Common Holders or Passive Holders set forth herein, at least a majority of the Common Stock held by the Common Holders or Passive Holders, respectively; the parties hereto agree that an amendment or waiver of any of the provisions in Sections 5, 6, 7, 8, 9 and 10 of this Agreement will not adversely affect the rights of the Common Holders or Passive Holders set forth herein. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Registrable Securities then outstanding, each future holder of all such Registrable Securities, and the Company.

          This Amendment shall be effective as of the date hereof and, except as expressly set forth herein, the Investor Rights Agreement shall remain in full force and effect and be otherwise unaffected hereby.

          This Amendment may be executed in any number of counterparts, each of which, when executed, shall be deemed to be an original and all such counterparts shall together constitute one and the same document.

          IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

                                   INTELLISYS GROUP, INC.

                                    /s/ Donald J. Esters
                                   -------------------------------------------
                                   By:  Don Esters
                                   Its: Chairman and Chief Executive Officer
                                   Address:
                                             1400 East Dana Street
                                             Mountain View, CA 94041
                                             Attn: Don Esters

                                   COMMON HOLDERS:


                                   DONALD J. ESTERS

                                   By:  /s/ Donald J. Esters
                                      ----------------------------------------

                                   Address:
                                            ----------------------------------

                                            ----------------------------------


                                   PASSIVE HOLDERS:



                                   By:
                                       ---------------------------------------


                                   Address:
                                            ----------------------------------

                                            ----------------------------------

        SIGNATURE PAGE TO AMENDMENT NO. 1 TO INVESTOR RIGHTS AGREEMENT

          IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

                                   INTELLISYS GROUP, INC.


                                   -------------------------------------------
                                   By:  Don Esters
                                   Its: Chairman and Chief Executive Officer
                                   Address:
                                             1400 East Dana Street
                                             Mountain View, CA 94041
                                             Attn: Don Esters

                                   COMMON HOLDERS:


                                   ESTERS FAMILY PARTNERSHIP

                                   By: /s/ Donald J. Esters
                                      ----------------------------------------


                                   Address:
                                            ----------------------------------

                                            ----------------------------------


                                   PASSIVE HOLDERS:



                                   By:
                                      ----------------------------------------


                                   Address:
                                            ----------------------------------

                                            ----------------------------------


        SIGNATURE PAGE TO AMENDMENT NO. 1 TO INVESTOR RIGHTS AGREEMENT

          IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

                                   INTELLISYS GROUP, INC.


                                   -------------------------------------------
                                   By:  Don Esters
                                   Its: Chairman and Chief Executive Officer
                                   Address:
                                             1400 East Dana Street
                                             Mountain View, CA 94041
                                             Attn: Don Esters

                                   COMMON HOLDERS:


                                   JOHN BOHLE

                                   By: /s/ John Bohle
                                      ------------------------------------------


                                   Address: 3605 Longridge Ave.
                                           -------------------------------------
                                            Sherman Oaks, CA 91423
                                           -------------------------------------


                                   PASSIVE HOLDERS:



                                   By:
                                       ---------------------------------------


                                   Address:
                                            ----------------------------------

                                            ----------------------------------

        SIGNATURE PAGE TO AMENDMENT NO. 1 TO INVESTOR RIGHTS AGREEMENT

          IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

                                   INTELLISYS GROUP, INC.


                                   -------------------------------------------
                                   By:  Don Esters
                                   Its: Chairman and Chief Executive Officer
                                   Address:
                                             1400 East Dana Street
                                             Mountain View, CA 94041
                                             Attn: Don Esters

                                   COMMON HOLDERS:


                                   FRANK PERNA

                                   By: /s/ Frank Perna
                                      ----------------------------------------


                                   Address: 26802 Malibu Cove Colony Drive
                                           -----------------------------------
                                            Malibu, CA 90265
                                           -----------------------------------


                                   PASSIVE HOLDERS:



                                   By:
                                       ---------------------------------------


                                   Address:
                                            ----------------------------------

                                            ----------------------------------

        SIGNATURE PAGE TO AMENDMENT NO. 1 TO INVESTOR RIGHTS AGREEMENT

          IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

                                   INTELLISYS GROUP, INC.


                                   -------------------------------------------
                                   By:  Don Esters
                                   Its: Chairman and Chief Executive Officer
                                   Address:
                                             1400 East Dana Street
                                             Mountain View, CA 94041
                                             Attn: Don Esters

                                   COMMON HOLDERS:


                                   E* CAPITAL CORPORATION

                                   By: /s/ Edward Wedbush
                                      -----------------------------------------


                                   Address:
                                            ----------------------------------


                                   PASSIVE HOLDERS:



                                   By:
                                       ---------------------------------------

                                   Address:
                                            ----------------------------------

                                            ----------------------------------

        SIGNATURE PAGE TO AMENDMENT NO. 1 TO INVESTOR RIGHTS AGREEMENT

          IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

                                   INTELLISYS GROUP, INC.


                                   ___________________________________________
                                   By:  Don Esters
                                   Its: Chairman and Chief Executive Officer
                                   Address:
                                             1400 East Dana Street
                                             Mountain View, CA 94041
                                             Attn: Don Esters

                                   COMMON HOLDERS:


                                       Feighner Family Trust

                                   By: /s/ John P. Feighner
                                      -----------------------------------------
                                       /s/ Anne Feighner


                                   Address: 5035 El Mirlo
                                           ------------------------------------
                                            P.O. 1875
                                           ------------------------------------
                                            Rancho Santa Fe, CA 92067



                                   PASSIVE HOLDERS:



                                   By:________________________________________


                                   Address: __________________________________
                                            __________________________________

        SIGNATURE PAGE TO AMENDMENT NO. 1 TO INVESTOR RIGHTS AGREEMENT

          IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

                                   INTELLISYS GROUP, INC.


                                   ___________________________________________
                                   By:  Don Esters
                                   Its: Chairman and Chief Executive Officer
                                   Address:
                                             1400 East Dana Street
                                             Mountain View, CA 94041
                                             Attn: Don Esters

                                   COMMON HOLDERS:


                                       Den-Mat Corporation

                                   By: /s/ Robert Ibsen
                                      ------------------------------------------



                                   Address: 2727 Skyway Drive
                                           -------------------------------------
                                            Santa Maria, CA 93455
                                           -------------------------------------



                                   PASSIVE HOLDERS:



                                   By:________________________________________


                                   Address: __________________________________
                                            __________________________________

        SIGNATURE PAGE TO AMENDMENT NO. 1 TO INVESTOR RIGHTS AGREEMENT

          IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

                                   INTELLISYS GROUP, INC.



                                   -------------------------------------------
                                   By:  Don Esters
                                   Its: Chairman and Chief Executive Officer
                                   Address:
                                             1400 East Dana Street
                                             Mountain View, CA 94041
                                             Attn: Don Esters

                                   COMMON HOLDERS:


                                   EDWARD WEDBUSH

                                   By: /s/ Edward Wedbush
                                      -----------------------------------------

                                   Address:
                                            ----------------------------------

                                            ----------------------------------


                                   PASSIVE HOLDERS:



                                   By:
                                       ---------------------------------------

                                   Address:
                                            ----------------------------------

                                            ----------------------------------

        SIGNATURE PAGE TO AMENDMENT NO. 1 TO INVESTOR RIGHTS AGREEMENT

          IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

                                   INTELLISYS GROUP, INC.


                                   ___________________________________________
                                   By:  Don Esters
                                   Its: Chairman and Chief Executive Officer
                                   Address:
                                             1400 East Dana Street
                                             Mountain View, CA 94041
                                             Attn: Don Esters

                                   COMMON HOLDERS:


                                        National Financial Associates

                                   By: /s/ Frank Perna
                                      ------------------------------------------


                                   Address: 26802 Malibu Cove Colony Drive
                                           -------------------------------------
                                            Malibu, CA 90265
                                           -------------------------------------


                                   PASSIVE HOLDERS:



                                   By:________________________________________


                                   Address: __________________________________
                                            __________________________________

        SIGNATURE PAGE TO AMENDMENT NO. 1 TO INVESTOR RIGHTS AGREEMENT

          IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

                                   INTELLISYS GROUP, INC.


                                   ___________________________________________
                                   By:  Don Esters
                                   Its: Chairman and Chief Executive Officer
                                   Address:
                                             1400 East Dana Street
                                             Mountain View, CA 94041
                                             Attn: Don Esters

                                   COMMON HOLDERS:


                                         Michael Dennis

                                   By: /s/ Michael Dennis
                                      ----------------------------------------


                                   Address: 140 East Dana St.
                                           -----------------------------------
                                            Mountain View, CA 94041
                                           -----------------------------------



                                   PASSIVE HOLDERS:



                                   By:________________________________________


                                   Address: __________________________________
                                            __________________________________

        SIGNATURE PAGE TO AMENDMENT NO. 1 TO INVESTOR RIGHTS AGREEMENT

          IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

                                   INTELLISYS GROUP, INC.


                                   ___________________________________________
                                   By:  Don Esters
                                   Its: Chairman and Chief Executive Officer
                                   Address:
                                             1400 East Dana Street
                                             Mountain View, CA 94041
                                             Attn: Don Esters

                                   COMMON HOLDERS:



                                   By:________________________________________


                                   Address: __________________________________
                                            __________________________________


                                   PASSIVE HOLDERS:


                                        Continental Far East

                                   By: /s/ Atsushi Suzuki, President
                                      ----------------------------------------



                                   Address: 3-18-9 Roppongi
                                           -----------------------------------
                                            Minatoku, Tokyo 106
                                           -----------------------------------


        SIGNATURE PAGE TO AMENDMENT NO. 1 TO INVESTOR RIGHTS AGREEMENT

          IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

                                 INTELLISYS GROUP, INC.


                                 ___________________________________________
                                 By:  Don Esters
                                 Its: Chairman and Chief Executive Officer
                                 Address:
                                           1400 East Dana Street
                                           Mountain View, CA 94041
                                           Attn: Don Esters

                                 COMMON HOLDERS:



                                 By:________________________________________


                                 Address: __________________________________
                                          __________________________________


                                 PASSIVE HOLDERS:


                                      Advanced Communications Equipment

                                 By: /s/ Michael Pang
                                    ----------------------------------------


                                 Address: 5/F Prosperity Center, 77-81 Container
                                          --------------------------------------
                                          Port Road
                                          --------------------------------------
                                          Kwai-chung NT
                                          --------------------------------------
                                          Hong Kong
                                          --------------------------------------



        SIGNATURE PAGE TO AMENDMENT NO. 1 TO INVESTOR RIGHTS AGREEMENT

                                   INVESTOR:


                                   WESTON PRESIDIO CAPITAL III, L.P.,
                                   By: WESTON PRESIDIO CAPITAL MANAGEMENT III,
                                       LLC, its General Partner

                                   By: /s/ Philip Halperin
                                      -----------------------------------------


                                   Address:
                                             343 Sansome Street, Suite 1210
                                             San Francisco, CA  94104-1316
                                             Attn: Philip Halperin


                                   WPC ENTREPRENEUR FUND, L.P.,
                                   By: WESTON PRESIDIO CAPITAL MANAGEMENT III,
                                       LLC, its General Partner

                                   By: /s/ Philip Halperin
                                      -----------------------------------------

                                   Address:
                                             343 Sansome Street, Suite 1210
                                             San Francisco, CA  94104-1316
                                             Attn: Philip Halperin

        SIGNATURE PAGE TO AMENDMENT NO. 1 TO INVESTOR RIGHTS AGREEMENT

                                SPOUSAL CONSENT



          I, the undersigned, being the spouse of Donald J. Esters, hereby acknowledge that I have read and understand the foregoing Investor Rights Agreement and I agree to be bound by the terms thereof.


                                                      /s/  Donald J. Esters
                                                    ________________________